Exhibit 10.6

Execution Version

AMENDMENT NO. 5 TO CREDIT AGREEMENT

This Amendment No. 5 to Credit Agreement (this “Agreement”) dated as of September 1, 2015 is among Extraction Oil & Gas Holdings, LLC, a Delaware limited liability company (the “Borrower”), Extraction Oil & Gas, LLC, a Delaware limited liability company, XTR Midstream, LLC, a Delaware limited liability company, 7N, LLC, a Delaware limited liability company, Mountaintop Minerals, LLC, a Delaware limited liability company and 8 North, LLC, a Delaware limited liability company (collectively, the “Guarantors”), the undersigned Lenders (as defined below), and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as Issuing Lender (the “Issuing Lender”).

INTRODUCTION

A.                                    The Borrower, the financial institutions party thereto as Lenders (the “Lenders”), the Issuing Lender, and the Administrative Agent have entered into the Credit Agreement dated as of September 4, 2014, as amended by the Amendment No. 1 dated as of September 24, 2014, the Amendment No. 2 and Joinder dated as of November 10, 2014, the Amendment No. 3 dated as of December 30, 2014, the Waiver dated as of February 12, 2015, the Consent Agreement dated as of February 27, 2015, the Consent Agreement dated as of March 25, 2015, the Waiver dated as of April 28, 2015, and the Amendment No. 4 and Joinder dated as of May 27, 2015 (as so amended and modified and as may be otherwise amended, restated, or modified from time to time, the “Credit Agreement”).

B.                                    The Guarantors have entered into the Guaranty Agreement dated as of September 4, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Credit Agreement).

C.                                    The Borrower has requested that the Lenders and the Administrative Agent amend the Credit Agreement as set forth herein.

THEREFORE, in fulfillment of the foregoing, the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, and the undersigned Lenders hereby agree as follows:

Section 1.                                           Definitions; References.  Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.                                           Amendments to Credit Agreement.  Upon the satisfaction of the conditions specified in Section 6 of this Agreement, and effective as of the date set forth above, the Credit Agreement is amended as follows:

(a)                                 Section 1.1 of the Credit Agreement is amended to add the following defined term in alphabetical order:

“Test Date” means each date that the production and hedging reports required pursuant to Section 5.2(d) are delivered, commencing with the reports delivered for the fiscal quarter ending September 30, 2015.

(b)                                 Section 6.15(b)(ii) of the Credit Agreement is amended to read in its entirety as follows:

“(ii) would create a default or event of default under the Second Lien Loan Documents, or”

(c)                                  Section 6.15(b)(iii) of the Credit Agreement is amended to read in its entirety as follows:

“(iii) covers (calculated separately for each type of Hydrocarbon), for the first two years following any date of determination:

(A) notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) in excess of 85% of the anticipated production of gas volumes attributable to the Oil and Gas Properties of the Borrower and its Subsidiaries, as reflected in the most recently delivered Reserve Report under Section 2.2 or in other projections of anticipated production acceptable to the Administrative Agent for each month during the period such Hedging Arrangement is in effect,

(B) notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) in excess of 85% of the anticipated production of natural gas liquids volumes attributable to the Oil and Gas Properties of the Borrower and its Subsidiaries, as reflected in the most recently delivered Reserve Report under Section 2.2 or in other projections of anticipated production acceptable to the Administrative Agent for each month during the period such Hedging Arrangement is in effect, or

(C) notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) in excess of 85% of the anticipated production of oil volumes attributable to the Oil and Gas Properties of the Borrower and its Subsidiaries, as reflected in the most recently delivered Reserve Report under Section 2.2 or in other projections of anticipated production acceptable to the Administrative Agent for each month during the period such Hedging Arrangement is in effect;

provided, however, that the volume limitations shall not apply to put option contracts that are not related to corresponding calls, collars or swaps, or”

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(d)                                 Section 6.15(b) of the Credit Agreement is amended by deleting “or” at the end of such section and adding the following language at the end of section 6.15(b):

“provided that, if, as of any Test Date the aggregate notional volumes of all Hedging Arrangements covering natural gas, crude oil or natural gas liquids, respectively, for any month in the fiscal quarter preceding such Test Date exceed the actual volumes of production for such commodity for such month, then Borrower shall (A) furnish to Administrative Agent, no later than 5:00 pm (Denver, Colorado time) on such Test Date, a statement setting forth in reasonable detail the calculation of such determination and (B) no later than 30 days after such Test Date, (1) furnish to Administrative Agent an updated Reserve Report or other projections of anticipated production acceptable to the Administrative Agent, (2) terminate, create off-setting positions or otherwise unwind existing Hedging Arrangements such that, at such time, future hedging volumes will otherwise comply with this Section 6.15 on a going forward basis, and (3) furnish to Administrative Agent a certificate executed by a Responsible Officer certifying that as of the date of such certificate the Borrower is in compliance with Section 6.15; or”

(e)                                  Schedule I to the Credit Agreement is amended to replace the Borrowers/Guarantors address to read as follows: “370 17th Street, Suite 5300, Denver, CO 80202”.

Section 3.                                           Reaffirmation of Liens.

(a)                                 Each of the Borrower and each Guarantor (i) is party to certain Security Documents securing and supporting the Borrower’s and Guarantors’ obligations under the Loan Documents, (ii) represents and warrants that it has no defenses to the enforcement of the Security Documents and that according to their terms the Security Documents will continue in full force and effect to secure the Borrower’s and Guarantors’ obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Security Documents are valid and subsisting and create a first and prior Lien (subject only to Permitted Liens) in the Collateral to secure the Secured Obligations.

(b)                                 The delivery of this Agreement does not indicate or establish a requirement that any Loan Document requires any Guarantor’s approval of amendments to the Credit Agreement.

Section 4.                                           Reaffirmation of Guaranty.  Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Guaranty and the other Loan Documents are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed

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Obligations may have been amended by this Agreement.  Each Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an approval or consent requirement by such Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 5.                                           Representations and Warranties.  Each of the Borrower and each Guarantor represents and warrants to the Administrative Agent and the Lenders  that:

(a)                                 the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the date of this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document;

(b)                                 (i) the execution, delivery, and performance of this Agreement are within the corporate, limited partnership or limited liability company power, as appropriate, and authority of the Borrower and Guarantors and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower and Guarantors, enforceable against the Borrower and Guarantors in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

(c)                                  as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default has occurred and is continuing.

Section 6.                                           Effectiveness.  This Agreement shall become effective as of the date hereof upon the occurrence of all of the following:

(a)                                 Documentation. The Administrative Agent shall have received this Agreement, duly and validly executed by the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank and the Majority Lenders, in form and substance reasonably satisfactory to the Administrative Agent and such Lenders.

(b)                                 Representations and Warranties.  The representations and warranties in this Agreement being true and correct in all material respects before and after giving effect to this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document.

(c)                                  No Default or Event of Default. There being no Default or Event of Default which has occurred and is continuing.

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(d)                                 Expenses.  The Borrower’s having paid all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 9.1 of the Credit Agreement or any other agreement.

Section 7.                                           Effect on Loan Documents.  Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed, and nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights under the Loan Documents.  This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement is a Default or Event of Default under other Loan Documents.

Section 8.                                           Choice of Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

Section 9.                                           Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original.

THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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EXECUTED as of the date first set forth above.

BORROWER:

EXTRACTION OIL & GAS HOLDINGS, LLC

By:	/s/ Rusty Kelley
Name:	Rusty Kelley
Title:	CFO

GUARANTORS:

EXTRACTION OIL & GAS, LLC

By:	/s/ Rusty Kelley
Name:	Rusty Kelley
Title:	CFO

XTR MIDSTREAM, LLC

By:	/s/ Rusty Kelley
Name:	Rusty Kelley
Title:	CFO

7N, LLC

By:	/s/ Rusty Kelley
Name:	Rusty Kelley
Title:	CFO

MOUNTAINTOP MINERALS, LLC

By:	/s/ Rusty Kelley
Name:	Rusty Kelley
Title:	CFO

8 NORTH, LLC

By:	/s/ Rusty Kelley
Name:	Rusty Kelley
Title:	CFO

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ADMINISTRATIVE AGENT/ISSUING LENDER/LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Lender and as a Lender

By:	/s/ Joseph Rottinghaus
Name:	Joseph Rottinghaus
Title:	Vice President

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LENDERS:

ROYAL BANK OF CANADA

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

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BOKF, NA

By:	/s/ Benjamin H. Adler
Name:	Benjamin H. Adler
Title:	Vice President

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GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

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SUNTRUST BANK

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Director

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MUFG UNION BANK, N.A.

By:	/s/ Bancroft Mattei
Name:	Bancroft Mattei
Title:	Managing Director

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KEYBANK NATIONAL ASSOCIATION

By:	/s/ Lisa A. Ryder
Name:	Lisa A. Ryder
Title:	Vice President

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BARCLAYS BANK PLC

By:	/s/ Luke Syme
Name:	Luke Syme
Title:	Assistant Vice President

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